Exhibit 99.1

EverQuote Announces Third Quarter 2023 Financial Results

•	Third Quarter Revenue of $55.0 million

•	Third Quarter Variable Marketing Margin of $19.4 million, Representing 35% of Revenue

CAMBRIDGE, Mass., Nov. 6, 2023 (GLOBE NEWSWIRE) — EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the quarter ended September 30, 2023.

“In the third quarter, EverQuote delivered revenue of $55.0 million, Variable Marketing Margin, or VMM, of $19.4 million, and Adjusted EBITDA of negative $1.9 million,” said Jayme Mendal, CEO of EverQuote. “During the quarter, we restored greater focus on our most differentiated assets so we can accelerate the rate at which we deliver deeper value to our customers. These assets include our P&C insurance shopping traffic scale and technology, our local agent network, and our proprietary data and associated data science and machine learning capabilities.

“As we work through this challenging auto insurance market, our team’s strong execution and proven resilience give us high confidence that we will be well positioned when the market recovers. EverQuote’s vision remains unchanged: to become the largest online source of insurance policies, using data, technology, and knowledgeable advisors to make insurance simpler, more affordable and more personalized,” concluded Mr. Mendal.

“We have continued to focus on what we can control by taking decisive action to judiciously manage expenses and build our balance sheet,” said Joseph Sanborn, CFO of EverQuote. “We remain focused on streamlining our cost structure, maintaining financial flexibility, restoring a pattern of consistent cash generation, and driving towards profitability.”

Third Quarter 2023 Financial Highlights:

(Unless otherwise noted, all comparisons are relative to the third quarter of 2022. EverQuote exited the health insurance vertical at the end of the second quarter of 2023. Revenue in our health insurance vertical was $5.1 million in the third quarter of 2022.)

•	Total revenue of $55.0 million, a decrease of 47%.

•	Automotive insurance vertical revenue of $43.1 million, a decrease of 51%.

•	Revenue from home and renters insurance vertical of $10.9 million, an increase of 51%.

•	VMM of $19.4 million, representing 35% of revenue.

•

GAAP net loss increased to a loss of $29.2 million, compared to a GAAP net loss of $6.5 million. The net loss includes a $19.4 million charge related to the sale of our health insurance vertical assets.

•	Adjusted EBITDA decreased to $(1.9) million, compared to Adjusted EBITDA of $2.0 million.

•	Ended the quarter with $39.0 million in cash and cash equivalents, an increase of 26% from $31.0 million at the end of the second quarter of 2023.

Fourth Quarter 2023 Outlook:

(Revenue in our health insurance vertical was $13.1 million in the fourth quarter of 2022.)

For the fourth quarter 2023, EverQuote anticipates revenue, Variable Marketing Margin and Adjusted EBITDA to be in the following ranges:

•	Revenue of $47.0 - $52.0 million.

•	Variable Marketing Margin of $16.5 - $18.5 million.

•	Adjusted EBITDA of $(4.5) - $(2.5) million.

With respect to the Company’s expectations under “Fourth Quarter 2023 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its third quarter 2023 financial results at 4:30 p.m. Eastern Time today, November 6, 2023. To access the conference call, dial Toll Free: +1 (800) 599-2055 for the US, or +1 (647) 362-9671 for international callers, and provide conference ID 1374717. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the

year ended December 31, 2022, in our subsequent periodic filings with the Securities and Exchange Commission and in our Quarterly Reports on Form 10-Q, particularly in Item 1A. Risk Factors. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (2) our ability to attract and retain consumers and insurance providers using our marketplace; (3) our dependence on our relationships with insurance providers with no long-term contracts; (4) our reliance on a small number of insurance providers for a significant portion of our revenue; (5) our dependence on revenue from automotive insurance providers for a significant portion of our revenue and those automotive insurance providers’ exposure to risks related to the automotive insurance industry; (6) our ability to attract consumers searching for insurance, including through search engines, display advertising, email and social media; (7) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and our ability to successfully monetize them; (8) our anticipated growth and growth strategies and our ability to effectively manage that growth; (9) our ability to maintain and build our brand; (10) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (11) our reliance on our third-party service providers; (12) the impact of competition in our industry and innovation by our competitors; (13) our ability to hire and retain necessary qualified employees to expand our operations; (14) the impact of our recent restructuring and anticipated costs savings and operational efficiencies; (15) our increased reliance on acquiring quote requests from third-party sources; (16) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business; (17) failure to maintain an effective system of internal controls necessary to accurately report our financial results and prevent fraud; and (18) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online insurance marketplace, connecting consumers with insurance providers. The Company’s mission is to empower insurance shoppers to better protect life’s most important assets—their family, property, and future. Our vision is to become the largest online source of insurance policies by using data, technology, and knowledgeable advisors to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

For more information, visit everquote.com and follow on X (formerly Twitter) @everquotelife, Instagram @everquotepics, and LinkedIn https://www.linkedin.com/company/everquote/.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

415-489-2193

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(in thousands except per share)
Revenue	$55,011	$103,223	$232,216	$315,819

Cost and operating expenses(1):
Cost of revenue	6,150	5,877	17,467	17,920
Sales and marketing	46,505	89,098	195,537	273,102
Research and development	6,270	7,832	21,647	24,273
General and administrative	5,741	7,102	19,339	21,400
Restructuring and other charges	19,757	—	23,589	—
Acquisition-related costs	—	(96)	(150)	(4,767)

Total cost and operating expenses	84,423	109,813	277,429	331,928

Loss from operations	(29,412)	(6,590)	(45,213)	(16,109)

Other income (expense):
Interest income	411	113	869	158
Other income, net	20	26	5	29

Total other income, net	431	139	874	187

Loss before income taxes	(28,981)	(6,451)	(44,339)	(15,922)
Income tax expense	(236)	—	(600)	—

Net loss	$(29,217)	$(6,451)	$(44,939)	$(15,922)

Net loss per share, basic and diluted	$(0.87)	$(0.20)	$(1.36)	$(0.51)

Weighted average common shares outstanding, basic and diluted	33,549	32,008	33,146	31,357

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(in thousands)
Cost of revenue	$57	$67	$170	$221
Sales and marketing	2,216	2,461	6,761	8,635
Research and development	1,820	2,687	6,479	7,748
General and administrative	1,386	2,018	4,585	5,759
Restructuring and other charges	165	—	1,288	—

	$5,644	$7,233	$19,283	$22,363

EVERQUOTE, INC.

BALANCE SHEET DATA

	September 30,	December 31,
	2023	2022

	(in thousands)
Cash and cash equivalents	$39,049	$30,835
Working capital	38,103	35,567
Total assets	113,986	156,519
Total liabilities	32,115	49,033
Total stockholders’ equity	81,871	107,486

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(in thousands)
Cash flows from operating activities:
Net loss	$(29,217)	$(6,451)	$(44,939)	$(15,922)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	2,251	1,410	5,121	4,326
Stock-based compensation expense	5,644	7,233	19,283	22,363
Loss on sale of health assets	19,388	—	19,388	—
Impairment of right-of-use asset	384	—	384	—
Change in fair value of contingent consideration liabilities	—	(95)	(150)	(4,767)
Provision for bad debt	(38)	35	186	112
Unrealized foreign currency transaction gains	(17)	(18)	(1)	(34)
Changes in operating assets and liabilities:
Accounts receivable	(63)	(3,878)	7,267	(4,877)
Prepaid expenses and other current assets	770	(319)	2,637	(366)
Commissions receivable, current and non-current	2,740	(4,249)	2,611	(15,674)
Operating lease right-of-use assets	632	664	2,006	1,951
Other assets	—	11	36	(19)
Accounts payable	(2,217)	4,207	(10,029)	7,620
Accrued expenses and other current liabilities	(3,791)	(1,207)	(3,522)	(3,266)
Deferred revenue	92	(84)	34	(206)
Operating lease liabilities	(705)	(779)	(2,348)	(2,134)

Net cash used in operating activities	(4,147)	(3,520)	(2,036)	(10,893)

Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(966)	(1,230)	(2,988)	(3,219)
Proceeds from sale of health assets	13,194	—	13,194	—

Net cash provided by (used in) investing activities	12,228	(1,230)	10,206	(3,219)

Cash flows from financing activities:
Proceeds from exercise of stock options	—	122	340	730
Proceeds from private placement of common stock	—	—	—	15,000
Tax withholding payments related to net share settlement	(67)	(28)	(299)	(79)

Net cash provided by (used in) financing activities	(67)	94	41	15,651

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(13)	(22)	3	(49)

Net increase (decrease) in cash, cash equivalents and restricted cash	8,001	(4,678)	8,214	1,490
Cash, cash equivalents and restricted cash at beginning of period	31,048	41,269	30,835	35,101

Cash, cash equivalents and restricted cash at end of period	$39,049	$36,591	$39,049	$36,591

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended September 30,		Change
	2023	2022	%

	(in thousands)
Automotive	$43,077	$88,150	-51.1%
Home and Renters	10,889	7,191	51.4%
Other	1,045	7,882	-86.7%

Total Revenue	$55,011	$103,223	-46.7%

	Nine Months Ended September 30,		Change
	2023	2022	%

	(in thousands)
Automotive	$182,520	$257,200	-29.0%
Home and Renters	31,068	25,292	22.8%
Other	18,628	33,327	-44.1%

Total Revenue	$232,216	$315,819	-26.5%

Other financial and non-financial metrics:

	Three Months Ended September 30,		Change
	2023	2022	%

	(in thousands)
Loss from operations	$(29,412)	$(6,590)	346.3%
Net loss	$(29,217)	$(6,451)	352.9%
Variable Marketing Margin	$19,368	$31,844	-39.2%
Adjusted EBITDA(1)	$(1,905)	$1,983	-196.1%

	Nine Months Ended September 30,		Change
	2023	2022	%

	(in thousands)
Loss from operations	$(45,213)	$(16,109)	180.7%
Net loss	$(44,939)	$(15,922)	182.2%
Variable Marketing Margin	$79,614	$99,199	-19.7%
Adjusted EBITDA(1)	$1,347	$5,842	-76.9%

(1)	Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; restructuring and other charges; acquisition-related costs; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(in thousands)
Net loss	$(29,217)	$(6,451)	$(44,939)	$(15,922)
Stock-based compensation	5,479	7,233	17,995	22,363
Depreciation and amortization	2,251	1,410	5,121	4,326
Restructuring and other charges	19,757	—	23,589	—
Acquisition-related costs	—	(96)	(150)	(4,767)
Interest income	(411)	(113)	(869)	(158)
Income tax expense	236	—	600	—

Adjusted EBITDA	$(1,905)	$1,983	$1,347	$5,842